                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                Commission Only permitted by
                                                Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                        Retractable Technologies, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person[s] Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------
   (2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------
   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

   -----------------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials:

   -----------------------------------------------------------------------------
   [ ] Check box if any part of the fee is offset as provided by Exchange
   Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


   (1) Amount previously paid:

   -----------------------------------------------------------------------------
   (2) Form, Schedule, or Registration Statement No.:

   -----------------------------------------------------------------------------
   (3) Filing Party:

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   (4) Date Filed:

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

                         RETRACTABLE TECHNOLOGIES, INC.
                                 511 Lobo Lane
                          Little Elm, Texas 75068-0009


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 2001

To the Stockholders of Retractable Technologies, Inc.:

     NOTICE IS HEREBY GIVEN THAT the 2001 Annual Meeting of Stockholders of Retractable Technologies, Inc., a Texas corporation (the "Company" or "RTI"), will be held at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068, on the 21st day of September, 2001, at 10:00 a.m., central standard time (the "Annual Meeting") for the following purposes:

     To elect one (1) Class 1 director of the Company by the holders of outstanding common stock and three (3) Series II directors by the holders of the outstanding Series II Class B convertible preferred stock;

     To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the year ended December 31, 2001; and

     To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Company has fixed the close of business on August 16, 2001, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. Stockholders who execute proxies solicited by the Board of Directors of the Company retain the right to revoke them at any time; unless so revoked, the shares of common stock and Series II Class B convertible preferred stock represented by such proxies will be voted at the Annual Meeting in accordance with the directions given therein. If a stockholder does not specify a choice on such stockholder's proxy for any proposal therein, the proxy will be voted FOR such proposals as specified in the Proxy Statement.

     The list of stockholders of the Company may be examined at the offices of the Company and its registered agent beginning on September 11, 2001, and at the Annual Meeting. Further information regarding the Annual Meeting is set forth in the attached Proxy Statement.

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED POSTPAID ENVELOPE. THE PROXY IS REVOCABLE AND WILL NOT BE USED IF YOU ARE PRESENT AT THE ANNUAL MEETING AND PREFER TO VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors,




                                                  /s/ Thomas J. Shaw
                                                  THOMAS J. SHAW
                                                  CHAIRMAN, PRESIDENT, AND
                                                  CHIEF EXECUTIVE OFFICER

                                PROXY STATEMENT

     The following information is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Retractable Technologies, Inc., a Texas corporation (the "Company" or "RTI") which has its principal executive offices at 511 Lobo Lane, Little Elm, Texas 75068-0009, to be voted at the annual meeting of stockholders of the Corporation (the "Annual Meeting"), which will be held at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068, on the 21st day of September, 2001, at 10:00 a.m. central standard time, for the following purposes:

     To elect one (1) Class 1 director of the Company by the holders of outstanding common stock and three (3) Series II directors by the holders of the outstanding Series II Class B convertible preferred stock (the "Series II stock");

     To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company for the year ended December 31, 2001; and

     To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     You may revoke your proxy at any time before it is exercised by: (1) sending a written statement revoking your proxy to the Secretary of the Corporation; (2) submitting a properly signed proxy with a later date; or (3) voting in person at the Annual Meeting. If you return your signed proxy to us before the Annual Meeting, we will vote your shares as you direct. If you do not specify on your proxy card how you want to vote your shares, we will vote them "FOR" such proposals. If any other business is brought before the meeting, any unspecified proxies will be voted in accordance with the judgment of the persons voting those shares. The Company will pay the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company without additional compensation, by personal interview, telephone, telegram, or other means of electronic communication. Arrangements also may be made with brokerage firms and other custodians, dealers, banks, and trustees, or their nominees who hold the voting securities of record, for sending proxy materials to beneficial owners. Upon request, the Company will reimburse the brokers, custodians, dealers, banks, or their nominees for their reasonable out-of-pocket expenses. The Company's Form 10-KSB annual report for the year ended December 31, 2000, was previously mailed to all stockholders entitled to vote at the Annual Meeting. This form does not constitute a part of the proxy soliciting material.

     This proxy statement and the enclosed form of proxy were mailed to stockholders on August 17, 2001.


                OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS
                -----------------------------------------------

Holders of Common Stock

     Holders of record of the Company's common stock, no par value, at the close of business on August 16, 2001, are entitled to notice of and to vote on the election of the Class 1 director and the ratification of the re-appointment of PricewaterhouseCoopers LLP as the Company's independent accountants at the Annual Meeting and any adjournments or postponements thereof. On August 15, 2001, there were 19,939,600 shares of common stock issued and outstanding, which constituted the only outstanding voting common stock. The presence, in person or by proxy, of the holders of 50 percent of all the outstanding shares of common stock as a separate class, entitled to vote at the meeting, is necessary to constitute a quorum at the Annual Meeting for voting by the common stockholders.

Holders of Series II Class B Convertible Preferred Stock

     Holders of Series II Class B convertible preferred stock, $1 par value (the "Series II stock"), at the close of business on August 16, 2001, are entitled to notice of and to vote on the election of three (3) Series II directors at the Annual Meeting and any adjournments or postponements thereof. Each share of Series II stock entitles the holder to one (1) vote per share. On August 15, 2001, there were 459,000 shares of Series II stock issued and outstanding, which constituted the only outstanding Series II Class B convertible preferred voting securities. The presence, in person or by proxy, of the holders of 50 percent of all the outstanding shares of Series II stock as a separate class, entitled to vote at the meeting, is necessary to constitute a quorum at the Annual Meeting for voting by the Series II stockholders.


                               VOTING PROCEDURES
                               -----------------

Election of one (1) Class 1 Director and Ratification of the Re-Appointment of PricewaterhouseCoopers LLP

     The nominee for Class 1 director who receives the greatest number of votes cast for election by the holders of record of common stock on August 16, 2001, as a class shall be a duly elected Class 1 director upon completion of the vote tabulation at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the proposal to ratify the re-appointment of PricewaterhouseCoopers LLP the Company's independent accountants for the year ending 2002.

Election of Three (3) Series II Directors

     A plurality of the shares of Series II stock as a class, present in person or represented by proxy and entitled to vote at the Annual Meeting, is required for the election of the Series II directors. Accordingly, the three (3) nominees for election as directors who receive the greatest number of votes cast for election by the holders of record of Series II stock on August 16, 2001, as a class shall be duly elected directors upon completion of the vote tabulation at the Annual Meeting.

Abstentions and Broker Non-Votes

     Abstentions will be considered present for purposes of calculating the vote but will not be considered to have been voted in favor of the matter voted upon, and broker non-votes will not be considered present for purposes of calculating the vote.


                                STOCKHOLDER LIST
                                ----------------

     A copy of the list of stockholders entitled to vote at the Annual Meeting will be available for inspection by qualified stockholders for proper purposes at the offices of the Company and its registered agent during normal business hours beginning on September 11, 2001, and at the Annual Meeting.


                                 PROPOSAL NO. 1
                                 --------------

                      ELECTION OF ONE (1) CLASS 1 DIRECTOR

     Pursuant to authority granted by the Amended and Restated Bylaws of RTI, the Board of Directors has determined that the Board is comprised of nine (9) members. The nine (9) regular members are divided into two (2) classes having four (4) members in Class 1 and five (5) members in Class 2. The terms of the four (4) Class 1 directors expire in 2001 and the terms of the Class 2 directors continue until the 2002 annual meeting. However and pursuant to certain dividend default voting rights, the holders of the Series II Class B Stock have the right to elect one-third (1/3) or three (3) members of the Board of Directors. Accordingly, one (1) Class 1 director is to be elected at the Annual Meeting to hold office until the 2003 annual meeting of the shareholders when his respective successor is elected and qualified, or upon his earlier retirement, resignation, or removal. As of the Annual Meeting, Class I and II Directors serve for two (2) year terms.

     The following table sets forth information concerning the Board's nominee for the Class 1 Director position as of the date of this Proxy Statement:

                                                                                     Existing Board
  Nominee               Age       Current Position                                    Term Expires
  -------               ---       ----------------                                    ------------
  Russell B. Kuhlman    47        Vice President, New Markets and Class 1 Director         2001

                             BACKGROUND OF NOMINEE

     Russell B. Kuhlman joined us in February 1997 and is our Vice President, New Markets and Director. Mr. Kuhlman is responsible for developing new markets and product training for our sales organization, as well as distribution. Mr. Kuhlman's efforts with us have resulted in bringing onboard Specialty Distributors, influencing legislation, and educating influential healthcare representatives about the benefits of the VanishPoint(R) product line. Mr. Kuhlman is respected throughout the industry and is a main contributor to the safety effort in this country. He has a sales background in the medical service industry that includes his most recent work for Bio-Plexus, a medical device manufacturing company, from 1994 to 1997, where he developed strategic marketing plans for new safety products. Prior to his work there, Mr. Kuhlman worked as Director of Sales and Marketing for Winfield Medical, Inc., a medical device manufacturing company, from 1989 to 1994, where he launched several new products, developed strategic sales territories, and was the trainer for Sales and Regional Managers. Mr. Kuhlman also worked for B-D Vacutainer(R) Systems, a medical products company, in the Houston Territory from 1980 to 1989, where he was recognized as the National Sales Representative for the year 1987. Mr. Kuhlman holds a Bachelor of Science in Finance from the University of Tennessee.

     In the event the nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors. The nominee is currently serving as a director of the Company, and, if he is reelected, the nominee will continue to serve until his term expires upon the election and qualification of his successor, or the earlier retirement, resignation, or removal of the nominee. Should the nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. The nominee has indicated his willingness to serve the full term, and management of the Company knows of no reason why he would be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF RUSSELL B. KUHLMAN.

                   ELECTION OF THREE (3) SERIES II DIRECTORS

     Pursuant to the Certificate of Designation, Preferences, Rights and Limitations of the Series II stock of RTI, whenever dividends payable on the shares of Series II stock shall be in arrears for twelve (12) consecutive quarterly dividend periods, the holders of a majority of the outstanding shares of Series II stock have the exclusive right (voting separately as a class) to elect one-third (1/3) of the Board of Directors of the Company at the next annual meeting of stockholders (to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified) and each consecutive annual meeting of stockholders so long as such arrearage shall continue, and the common stock voting separately as a class shall be entitled to elect the remainder of the Board of Directors of the Company. Pursuant to the Certificate of Designation, directors elected by the holders of Series II stock shall continue to serve as such directors for one (1) year terms until such time as all dividends accumulated on the Series II stock shall have been paid in full. Whenever the special voting powers shall have expired, the number of directors shall be such number as may be provided for in the Articles of Incorporation or the Amended and Restated Bylaws of the Company. As of the date of this Proxy Statement, dividends payable on the shares of Series II stock have been in arrears for over twelve (12) consecutive quarterly dividend periods. Accordingly, Series II stockholders have the exclusive right (voting separately as a class) to elect three (3) members of the Board of Directors.

          The following persons have been nominated by Series II shareholders and have accepted nominations to serve as Series II directors:

Nominee                          Age      Occupation
-------                          ---      ----------

  Kenneth W. Biermacher, Esq.     48      Shareholder, Director, and Vice President of Kane,
                                          Russell, Coleman & Logan (law firm)

  Timothy Greene, Esq.            62      Co-founder and principal of Stuart Mill Capital, Inc.
                                          (investment company)

  G. Michael Gruber, Esq.         45      President and Chief Operating Officer of Godwin White
                                          Gruber, P.C. (law firm)

  Jimmie Shiu, M.D.               65      Retired M.D. and clinical professor for the UTSW
                                          Department of Otolaryngology

  Edith A. Zagona                 50      Research Engineer

                             BACKGROUND OF NOMINEES

     Kenneth W. Biermacher, Esq. has served as a shareholder, director, and Vice President of Kane, Russell, Coleman & Logan, a Dallas based law firm, since February 1993. Mr. Biermacher received a Bachelor of Science, summa cum laude in 1976 from the University of New Haven and a Juris Doctorate, with honors, in 1979 from Drake University. Mr. Biermacher is a member of the Order of Barristers, Dallas Law School Moot Court Board, and has been a Qualified Mediator, Dallas Bar Association, since 1989.

     Timothy G. Greene, Esq. has served as a co-founder and principal of Stuart Mill Capital, Inc., an investment company in McLean, Virginia, since 1997. Mr. Greene is responsible for reviewing investment opportunities on a continuing basis principally in the financial services sector. During his service at Stuart Mill Capital, Inc., Mr. Greene has assisted in the formation of an investment group comprised of Stuart Mill Capital, Inc., GE Pension Trust, and Ambassadors International for acquisition of Sato Travel (worldwide 50-year old travel service provider with $1.2 billion annual sales and 2,000 employees) from 11 domestic airlines and was a key participant in negotiating the terms and conditions relating to the successful sale of Sato Travel in June 2001 to Navigant International, Inc. From 1999 to September 2001, Mr. Greene served as Vice President and General Counsel for Sato Travel Holding Co. Inc. in Virginia where, in addition to serving as a member of the executive team, he supervised the Legal and Corporate Secretary, Administration, Human Resources, and International Audit. Mr. Greene also served on their Board of Directors. From 1990 to 1997, Mr. Greene served as Executive Vice President and General Counsel to Sallie Mae-Student Loan Marketing Association. From 1990 to 1997, Mr. Greene has served as a Board member, Executive Committee member, and a Compensation Committee member of Connie Lee (a government sponsored enterprise and of which Sallie Mae was a major shareholder), a Board member of the Wolf Trap Foundation for the performing arts, and as a Board member of the National Conference of Christians and Jews for the Washington, D.C. Region. Mr. Greene received his Bachelor of Science in Economics (cum laude) from the University of Idaho in 1961 and his LLB from George Washington University Law School in 1965. Mr. Greene was a Ford Foundation Fellow at Brown University Graduate School from 1961 to 1962.

     G. Michael Gruber, Esq. serves as the President and Chief Operating Officer in the Business Litigation Section of Godwin White Gruber, a Dallas based law firm. Mr. Gruber is Chairman of the Dallas Bar Federal Judicial Liaison Committee, Chairman of the Dallas Bar Association Bench Bar Book, Director of Children's Education Fund, Trustee of Children's Education Endowment Fund, a member of the Dallas Zoological Society Board's executive committee, a St. Monica Catholic School Board member, a Director of Basic English, a Director of Dallas-Ft. Worth Hospital Council, Group One Division and a Director of North Texas Entrepreneurs Foundation. Mr. Gruber received his Bachelor of Science in 1978 from Southern Methodist University and his Juris Doctorate in 1980 from Southern Methodist University. Mr. Gruber is the cousin of Lillian Salerno, a consultant holding 14% of the common shares of RTI.

     Jimmie Shiu, M.D. has served on our Board of Directors since 1996. Prior to retirement in 1998, Dr. Shiu was in private practice as a Board Certified Otolaryngologist at Presbyterian Hospital in Dallas for 31 years. Although retired from private practice, Dr. Shiu continues to serve as a clinical professor for the Department of

Otolaryngology at the University of Texas Southwestern Medical Center at Dallas. He has served on the Board of Trustees of Presbyterian Healthcare Foundation of Dallas since 1996 and the Board of Directors of MOTO1, Inc. since 1999. Dr. Shiu completed his undergraduate work at Abilene Christian University and received his medical degree from University of Texas Southwestern Medical Center at Dallas, Texas.

     Edith A. Zagona, Ph.D. joined our Board of Directors as a Director in August 2000. Dr. Zagona has conducted water resources research at the University of Colorado's Center for Advanced Decision Support for Water and Environmental Systems since 1988. She has led the development of RiverWare, a commercially available water basin management software modeling tool that is widely used by leading water management agencies. She received a Bachelor of Arts in Philosophy and a Bachelor of Science in Civil Engineering at the University of Arizona, a Master of Science in Civil Engineering, emphasis in hydraulics, from Colorado State University, and a Ph.D. in Civil Engineering from the University of Colorado at Boulder with an emphasis in automation in water resources management.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF JIMMIE SHIU, EDITH ZAGONA, AND TIMOTHY GREENE.

     Should any nominee for which the Board is soliciting proxies become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election in his stead of any other person the Board of Directors may recommend. Each of the nominees has indicated his willingness to serve the full term, and management of the Company knows of no reason why any nominee would be unable to serve.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The following table sets forth certain information regarding the beneficial ownership of the capital stock as of the date of this Proxy Statement (excluding exercisable options) for (a) each person known by us to own beneficially 5 percent or more of the voting capital stock, (b) each Director and executive officer (earning in excess of $100,000 annually) who owns capital stock, and (c) each nominee for director who owns capital stock. Except pursuant to applicable community property laws and except as otherwise indicated, each shareholder identified in the table possesses sole voting and investment power with respect to his or her shares.

       Title of Class                  Name and Address of              Amount and Nature of         Percent of
                                         Beneficial Owner                 Beneficial Owner            Class(1)
-----------------------------------------------------------------------------------------------------------------------
        Common Stock
-----------------------------------------------------------------------------------------------------------------------
        As a Group                 Officers, Directors, and
                                       Director Nominees
                                   511 Lobo Lane, P.O. Box 9
                                   Little Elm, TX 75068-0009                  14,064,500               70.5%

       As Individuals                   Thomas J. Shaw                        11,200,000               56.2%
                                      Lillian E. Salerno                      2,800,000                14.0%
                                      Edith A. Zagona(2)                        50,000             Less than 1%
                                          Jimmie Shiu                           10,000             Less than 1%
                                         Steve Wisner                            2,500             Less than 1%
                                       G. Michael Gruber                         2,000             Less than 1%

       Title of Class                  Name and Address of              Amount and Nature of         Percent of
                                         Beneficial Owner                 Beneficial Owner            Class(1)
-----------------------------------------------------------------------------------------------------------------------
        Series A Stock
-----------------------------------------------------------------------------------------------------------------------
        As a Group                 Officers, Directors, and
                                       Director Nominees
                                   511 Lobo Lane, P.O. Box 9                                          10.9%
                                   Little Elm, TX 75068-0009                   150,000
      As Individuals                      Jimmie Shiu                          150,000                10.9%

-----------------------------------------------------------------------------------------------------------------------
Series I-IV Class B Stock
-----------------------------------------------------------------------------------------------------------------------

        As a Group                 Officers, Directors, and
                                       Director Nominees
                                   511 Lobo Lane, P.O. Box 9
                                   Little Elm, TX 75068-0009                    72,000                3.7%

      As Individuals                    Thomas J. Shaw                          5,000              Less than 1%
                                        Marwan Saker(3)                         30,000                1.5%
                                      Edith A. Zagona(2)                        5,000              Less than 1%
                                       G. Michael Gruber                        2,000              Less than 1%
                                     Kenneth W. Biermacher                      20,000                1.0%
                                        Timothy Greene                          10,000             Less than 1%


(1) The percentages of each class are based on 19,939,600 shares of common stock, 1,381,500 shares of Series A Stock, and 1,955,145 shares of Series I through IV Class B Stock outstanding as of the date of this Proxy Statement.

(2) The 50,000 shares of common stock and the 5,000 shares of Class B Stock are held in joint tenancy with Dr. Zagona's husband.

(3) The 30,000 shares are beneficially held as follows: 14,500 shares by My Investments and 15,500 shares by Saker Investments, which are companies controlled by Mr. Saker.

     There are no arrangements known to management the operation of which would result in a change in control of RTI.


                                   MANAGEMENT
                                   ----------

     The following table sets forth information concerning our Directors, nominees for Directors, executive officers, and certain of our significant employees as of the date of this Proxy Statement. Our Board of Directors currently consists of a total of nine (9) members, all regular members of which as of the date of the Annual Meeting will serve for two-year terms. Due to dividend default voting rights held by Series II stockholders to elect three (3) members of the Board of Directors, the Board will consist of nine (9) members, three (3) of which shall serve for one year terms until the dividends owed to the Series II stockholders are paid in full.

                                                                                                       Term as
Name                   Age     Position                                                            Director Expires
----                   ---     --------                                                            ----------------
EXECUTIVES
Thomas J. Shaw          51     Chairman, President, Chief Executive Officer, and Class 2 Director        2002
Steven R. Wisner        44     Executive Vice President, Engineering & Production and Class 2
                               Director                                                                  2002
Lawrence G. Salerno     41     Director of Operations                                                    N/A
James A. Hoover         53     Production Manager                                                        N/A

Name                   Age     Position                                                            Director Expires
----                   ---     --------                                                            ----------------
Russell B. Kuhlman      47     Vice President, New Markets and Class 1 Director                          2001
Kathryn M. Duesman      38     Director of Clinical Services                                             N/A
Douglas W. Cowan        58     Chief Financial Officer, Treasurer, and Class 2 Director                  2002
Michele M. Larios       35     Director of Legal and Legislative Policy and Secretary                    N/A

OUTSIDE DIRECTORS
Lillian E. Salerno      40     Class 1 Director                                                          2001
Jimmie Shiu, M.D.       65     Class 1 Director                                                          2001
Clarence Zierhut        73     Class 2 Director                                                          2002
Marwan Saker            45     Class 2 Director                                                          2002
Edith A. Zagona         50     Class 1 Director                                                          2001

SERIES II NOMINEES FOR DIRECTOR
Kenneth W. Biermacher   48                                                                               N/A
Timothy Greene          62                                                                               N/A
G. Michael Gruber       45                                                                               N/A
Jimmie Shiu             65                                                                               N/A
Edith A. Zagona         50                                                                               N/A

SIGNIFICANT EMPLOYEES
Phillip L. Zweig        54     Communications Director                                                   N/A
Judy Ni Zhu             43     Senior Research Design Engineer                                           N/A
Weldon G. Evans         60     Manager of Manufacturing Engineering                                      N/A

EXECUTIVES

     Thomas J. Shaw, the Founder of RTI, has served as Chairman of the Board, President, Chief Executive Officer, and Director since RTI's inception. In addition to his duties overseeing the management of RTI, he continues to lead our design team in product development of other medical safety devices that utilize his unique patented friction ring technology. Mr. Shaw has over 20 years of experience in industrial product design and has developed several solutions to complicated mechanical engineering challenges. He has been granted multiple patents and has additional patents pending. Mr. Shaw received a Bachelor of Science in Civil Engineering from the University of Arizona and a Master of Science in Accounting from the University of North Texas.

     Steven R. Wisner joined us in October 1999 as Executive Vice President, Engineering and Production and Director. Mr. Wisner's responsibilities include the management of engineering, production, regulatory affairs, quality assurance, and human resources. Mr. Wisner has over 23 years of experience in product design and development. Before joining us, Mr. Wisner was the Director of Operations for Flextronics International in Richardson, Texas, an electronic manufacturing services company, from May 1998 to October 1999, where he had complete responsibility for taking product ideas from the concept stage through full design and into the manufacturing process. Mr. Wisner worked as Design Services Manager at Altatron Technologies, an electronic manufacturing service company, from August 1997 to May 1998, and as Director of Engineering with Responsive Terminal Systems, a medical reporting device manufacturing company, from 1984 to 1997. While working at Texas Instruments, a leading electronics manufacturing company, from 1982 to 1984, Mr. Wisner was the team leader of a product development that successfully integrated several thousand personal computers into the worldwide Texas Instruments data network. As a project leader with Mostek Corporation, a semiconductor manufacturing company, from 1980 to 1982, he oversaw the development of automated manufacturing control systems for semiconductor assembly. Mr. Wisner began his engineering career with Rockwell-Collins, an avionics division of Rockwell International, in 1977, where he was involved in the design of flight navigation equipment, including the first GPS (Global Positioning System). Mr. Wisner holds a Bachelor of Science in Computer Engineering from Iowa State University.

          Lawrence G. Salerno has served as Director of Operations for us since 1995 and is responsible for the manufacture of all VanishPoint(R) products, as well as all product development and process development projects.

Mr. Salerno is our Management Representative, assuring that the Quality Systems are established and implemented according to ISO 9001, MDD, and FDA mandated standards. In addition, he supervised all aspects of the construction of our new facilities in Little Elm, Texas. Prior to joining us, Mr. Salerno worked for Checkmate Engineering, an engineering firm, from 1991 to 1995 and was responsible for engineering site design and supervision of structural engineering products. Mr. Salerno is the brother of Lillian E. Salerno.

     James A. Hoover joined us in February 1996 and is our Production Manager. He is responsible for supervision of the production of our products. Mr. Hoover has also developed and implemented FDA required procedures and has been involved in the FDA inspection process. Mr. Hoover joined us after working for Sherwood for 26 years. During his tenure with Sherwood, a medical device manufacturing company, he gained hands-on experience in all aspects of the medical device manufacturing process. Mr. Hoover began his career with Sherwood as a materials handler and worked his way up through a series of positions with added responsibilities to his final position there as Production Manager of Off-Line Molding, Operating Room/Critical Care. In this capacity, he managed several departments, ran several product lines, and hired and supervised over 200 employees. While at Sherwood, he also gained experience with one of the country's first safety syringes, the Monoject(R).

     Kathryn M. Duesman, RN, joined us in 1996 as the Director of Clinical Services and provides clinical expertise on existing VanishPoint(R) products as well as those in development. She has assisted in the development of training and marketing materials. Ms. Duesman has also contributed to the design of two new products. Ms. Duesman is well recognized as one of the key authorities on the prevention of needlestick injuries and has spoken and been published on this issue. In 1996, Ms. Duesman served as a Registered Nurse ("RN") at Denton Community Hospital. From 1995 to part of 1996, Ms. Duesman served as a RN at Pilot Point Home Health, an agency for home healthcare. From 1992 to 1995, Ms. Duesman served as a RN for Denton Community Hospital. Ms. Duesman is a 1985 graduate of Texas Woman's University with a Bachelor of Science in Nursing.

     Douglas W. Cowan is our Chief Financial Officer, Treasurer, and Director. He is responsible for the financial, accounting, and forecasting functions of RTI. Prior to joining us in 1999, Mr. Cowan served as a consultant to other companies and us from 1996 to 1999 on various accounting and other business matters. Before becoming a consultant, he served as the Chief Financial Officer of Wedge-Dialog Company, an oil field services company, from 1995 to 1996. In addition, Mr. Cowan served in various capacities, including Vice President and Controller at El Paso Natural Gas Company, an interstate pipeline company. After leaving El Paso Natural Gas, Mr. Cowan formed a public accounting practice that provided tax and accounting services, as well as litigation support. Mr. Cowan has a Bachelor of Business Administration from Texas Technological College. He is a CPA licensed in Texas.

     Michele M. Larios joined us in February 1998 as an attorney and now serves as the Director of Legal and Legislative Policy and as Secretary of RTI. Ms. Larios is responsible for the legal and legislative functions of RTI. In addition to working on legal matters and with outside counsel, Ms. Larios works with legislators on pertinent issues and relevant legislation. Prior to joining us, Ms. Larios served as the Legal Analyst for Applied Risk Management Inc., a third party claims administration company, from 1995 through 1997. Ms. Larios received a Bachelor of Arts in Political Science from Saint Mary's College in Moraga, California, and a Juris Doctorate from Pepperdine University School of Law in Malibu, California.

OUTSIDE DIRECTORS

     Lillian E. Salerno has served on the Board of Directors since 1996. Ms. Salerno began serving as a consultant to us effective June 1, 2000. Her responsibilities include the development of foreign marketing, distribution, and licensing agreements, principally in Europe. Previously, Ms. Salerno served us since RTI's inception in a variety of positions. She most recently served as our Executive Vice President, Sales and Marketing. Prior to RTI's incorporation, Ms. Salerno was an attorney with a growing private law practice while she served as a consultant, administrator of grants, and legal consultant to Checkmate Engineering, an engineering firm. Ms. Salerno assisted with the start-up of RTI. Ms. Salerno received a Bachelor of Arts from the University of Texas at Austin, a Master of Arts from the University of North Texas, and a Juris Doctorate from Southern Methodist University School of Law. Ms. Salerno is the sister of Lawrence G. Salerno.

     Jimmie Shiu, M.D. has served on our Board of Directors since 1996. Prior to retirement in 1998, Dr. Shiu was in private practice as a Board Certified Otolaryngologist at Presbyterian Hospital in Dallas for 31 years. Although retired from private practice, Dr. Shiu continues to serve as a clinical professor for the Department of Otolaryngology at the University of Texas Southwestern Medical Center at Dallas. He has served on the Board of Trustees of Presbyterian Healthcare Foundation of Dallas since 1996, the President's Council, AmeriCares, a non-profit distributor of $2 billion in medicine and medical supplies to over 100 countries, and the Board of Directors of MOTO1, Inc. since 1999. Dr. Shiu completed his undergraduate work at Abilene Christian University and received his medical degree from University of Texas Southwestern Medical Center at Dallas, Texas.

     Clarence Zierhut has served on our Board of Directors since April 1996. Since 1955, Mr. Zierhut has operated an industrial design firm, Zierhut Design now Origin Design, that develops new products from concept through final prototypes. During his professional career, Mr. Zierhut has created over 3,000 product designs for more than 350 companies worldwide, in virtually every field of manufacturing, and has won many international awards for design excellence. His clients have included Johnson & Johnson, Abbott, Gould, and McDonnell Douglas. He received a Bachelor of Arts from Art Center College of Design in Los Angeles, California.

     Marwan Saker joined our Board of Directors in June 2000. Since 1983, Mr. Saker has served as Chief Executive Officer of Sovana, Inc., an export management company. As a representative for United States companies seeking distribution, licensing, and franchising in the Middle East, Europe, and North Africa, Mr. Saker was instrumental in developing successful partnerships in more than 15 countries. He offices in Dallas, Texas.

     Edith A. Zagona, Ph.D. joined our Board of Directors as a Director in August 2000. Dr. Zagona has conducted water resources research at the University of Colorado's Center for Advanced Decision Support for Water and Environmental Systems since 1988. She has led the development of RiverWare, a commercially available water basin management software modeling tool that is widely used by leading water management agencies. She received a Bachelor of Arts in Philosophy and a Bachelor of Science in Civil Engineering at the University of Arizona, a Master of Science in Civil Engineering, emphasis in hydraulics, from Colorado State University, and a Ph.D. in Civil Engineering from the University of Colorado at Boulder with an emphasis in automation in water resources management.

SERIES II NOMINEES FOR DIRECTORS

     Kenneth W. Biermacher, Esq. has served as a shareholder, director, and Vice President of Kane, Russell, Coleman & Logan, a Dallas based law firm, since February 1993. Mr. Biermacher received a Bachelor of Science, summa cum laude in 1976 from the University of New Haven and a Juris Doctorate, with honors, in 1979 from Drake University. Mr. Biermacher is a member of the Order of Barristers, Dallas Law School Moot Court Board, and has been a Qualified Mediator, Dallas Bar Association, since 1989.

     Timothy G. Greene, Esq. has served as a co-founder and principal of Stuart Mill Capital, Inc., an investment company in McLean, Virginia, since 1997. Mr. Greene is responsible for reviewing investment opportunities on a continuing basis principally in the financial services sector. During his service at Stuart Mill Capital, Inc., Mr. Greene has assisted in the formation of an investment group comprised of Stuart Mill Capital, Inc., GE Pension Trust, and Ambassadors International for acquisition of Sato Travel (worldwide 50-year old travel service provider with $1.2 billion annual sales and 2,000 employees) from 11 domestic airlines and was a key participant in negotiating the terms and conditions relating to the successful sale of Sato Travel in June 2001 to Navigant International, Inc. From 1999 to September 2001, Mr. Greene served as Vice President and General Counsel for Sato Travel Holding Co. Inc. in Virginia where, in addition to serving as a member of the executive team, he supervised the Legal and Corporate Secretary, Administration, Human Resources, and International Audit. Mr. Greene also served on their Board of Directors. From 1990 to 1997, Mr. Greene served as Executive Vice President and General Counsel to Sallie Mae-Student Loan Marketing Association. From 1990 to 1997, Mr. Greene has served as a Board member, Executive Committee member, and a Compensation Committee member of Connie Lee (a government sponsored enterprise and of which Sallie Mae was a major shareholder), a Board member of the Wolf Trap Foundation for the performing arts, and as a Board member of the National Conference of Christians and Jews for the Washington, D.C. Region. Mr. Greene received his Bachelor of Science in Economics (cum laude) from the University of Idaho in 1961 and his LLB from George Washington University Law School in 1965. Mr. Greene was a Ford Foundation Fellow at Brown University Graduate School from 1961 to 1962.

     G. Michael Gruber, Esq. serves as the President and Chief Operating Officer in the Business Litigation Section of Godwin White Gruber, a Dallas based law firm. Mr. Gruber is Chairman of the Dallas Bar Federal Judicial Liaison Committee, Chairman of the Dallas Bar Association Bench Bar Book, Director of Children's Education Fund, Trustee of Children's Education Endowment Fund, a member of the Dallas Zoological Society Board's executive committee, a St. Monica Catholic School Board member, a Director of Basic English, a Director of Dallas-Ft. Worth Hospital Council, Group One Division and a Director of North Texas Entrepreneurs Foundation. Mr. Gruber received his Bachelor of Science in 1978 from Southern Methodist University and his Juris Doctorate in 1980 from Southern Methodist University. Mr. Gruber is the cousin of Lillian Salerno, a consultant holding 14% of the common shares of RTI.

     Jimmie Shiu, M.D. has served on our Board of Directors since 1996. Prior to retirement in 1998, Dr. Shiu was in private practice as a Board Certified Otolaryngologist at Presbyterian Hospital in Dallas for 31 years. Although retired from private practice, Dr. Shiu continues to serve as a clinical professor for the Department of Otolaryngology at the University of Texas Southwestern Medical Center at Dallas. He has served on the Board of Trustees of Presbyterian Healthcare Foundation of Dallas since 1996, the President's Council, AmeriCares, a non-profit distributor of $2 billion in medicine and medical supplies to over 100 countries, and the Board of Directors of MOTO1, Inc. since 1999. Dr. Shiu completed his undergraduate work at Abilene Christian University and received his medical degree from University of Texas Southwestern Medical Center at Dallas, Texas.

     Edith A. Zagona, Ph.D. joined our Board of Directors as a Director in August 2000. Dr. Zagona has conducted water resources research at the University of Colorado's Center for Advanced Decision Support for Water and Environmental Systems since 1988. She has led the development of RiverWare, a commercially available water basin management software modeling tool that is widely used by leading water management agencies. She received a Bachelor of Arts in Philosophy and a Bachelor of Science in Civil Engineering at the University of Arizona, a Master of Science in Civil Engineering, emphasis in hydraulics, from Colorado State University, and a Ph.D. in Civil Engineering from the University of Colorado at Boulder with an emphasis in automation in water resources management.

SIGNIFICANT EMPLOYEES

     Phillip L. Zweig joined us in December 1999 as Communications Director. Mr. Zweig is a prize winning financial journalist who has worked as a staff reporter at The American Banker, The Wall Street Journal, and Bloomberg Business News and other media organizations. From 1993 to 1998, he served as Corporate Finance Editor at Business Week where he wrote a major article on RTI. Before joining us, he worked as a freelance financial writer and editorial consultant. His clients included Andersen Consulting and Boston Consulting Group. Mr. Zweig received a Bachelor of Arts in Behavioral Psychology from Hamilton College and a Master of Business Administration from the Baruch College Graduate School of Business.

     Judy Ni Zhu joined us in 1995 and is our Research and Development Manager. Her primary focus is on new product development and improvement of current products. Prior to joining us, Ms. Zhu worked with Checkmate Engineering, an engineering firm, as a design engineer on the original 3cc syringe and other SBIR grant projects. Ms. Zhu received her Bachelor of Science from Northwest Polytechnic University in Xian, China, and her Master of Engineering from University of Texas at Arlington. Ms. Zhu has assisted in design modifications for the 3cc syringe, which have maximized both product reliability and production efficiency. She also designed and developed a manual needle assembly machine and an automatic lubricating and capping system for the 3cc syringe and developed and assisted in the design of automated blood collection tube holder assembly equipment. Ms. Zhu has collaborated with Ms. Duesman and Mr. Shaw in the filing of several patent applications. Prior to joining Checkmate Engineering in 1991, Ms. Zhu worked for Shenyang Airplane Corporation, an airplane design company, in Shenyang, China, where she was responsible for airplane control system design and its stress computation and analysis. Ms. Zhu also worked for Mactronix, Inc., an assembly equipment manufacturing semiconductor company, in Dallas, Texas, where she was responsible for the design, modification, and production drawing of an automatic wafer transfer system.

     Weldon G. Evans joined us in October 2000 as Manager of Manufacturing Engineering. His responsibilities include the support of new product development and current production, as well as the creation of new and improved manufacturing processes. Prior to joining us, he served as a senior project engineer with B-D, a medical technology company, since 1974. He received a Bachelor of Science degree in Mechanical Engineering and a Master of Science degree in Engineering Administration from Southern Methodist University. Mr. Evans is a member of Pi Tau Sigma National Honorary Mechanical Engineering Society and the American Society of Mechanical Engineering.

FAMILY RELATIONSHIPS

     There are no family relationships among the above persons except as set forth above.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     None of the above persons or any business in which such person was an executive officer have been involved in a bankruptcy petition, been subject to a criminal proceeding (excluding traffic violations and other minor offenses), been subject to any order enjoining or suspending their involvement in any type of business, or been found to have violated a securities law.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

     Management believes that all of the transactions set forth below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. There are no preset limits on payments to related parties. Payments are made after services are provided.

     Thomas J. Shaw, our President and Chief Executive Officer who beneficially owns 56.2 percent of the common stock, was paid a licensing fee of $500,000 (amortized over 17 years) by us for the exclusive worldwide licensing rights to manufacture, market, sell, and distribute all the retractable medical safety products. In addition, Mr. Shaw receives a 5 percent gross royalty on all licensed products sold to customers over the life of the technology licensing agreement. Mr. Shaw was paid a royalty of $429,078, $110,197, and $42,571 for 2000, 1999, and 1998, respectively. Mr. Shaw was paid $209,547 in royalties from January 1, 2001, to the date of this Proxy Statement. Mr. Shaw has been paid $727,359 as a royalty for the two years ended June 30, 2001.

     In September 1996, we purchased the 3cc prototype molds from Thomas J. Shaw, d/b/a Checkmate Engineering, a sole proprietorship. The purchase was financed by a note for the full purchase price of $108,252. The note provided for no interest for the first 305 days and, subsequently, interest at a rate of 12 percent per annum. Interest expense related to this note was $1,357 and $5,258 for the years ended December 31, 1999 and 1998, respectively. The note was paid in full in 1999.

     Lillian E. Salerno, a Director, d/b/a Mill Street Enterprises ("Mill Street"), a sole proprietorship, leases offices at 618, 620, and 622 S. Mill Street, in Lewisville, Texas, to us for our marketing and sales department. The lease is for a five-year term commencing July 1, 1997, and ending June 30, 2002, at an annual rental rate of $22,800. We also have a lease for additional office space with Mill Street for one year commencing April 1, 2000, at a rate of $1,000 per month. Lease payments for $33,400 and $23,200 have been paid in 2000 and 2001, respectively.

     A former Director, Robert Stathopulos, was paid consulting fees by us of $96,372 in 1999 and $129,817 in 2000.

     Douglas W. Cowan, a Director and the Chief Financial Officer and Treasurer, received $76,651 and $58,345 in 1998 and 1999, respectively, for accounting and other consulting services prior to becoming a Director and employee.

     We paid $23,381 and $30,258 in 1999 and 1998, respectively, and $14,006 was paid in 2000, to family members of our Chief Executive Officer for various consulting services. We paid $6,408 in 2001.

     Pursuant to a Consulting Agreement between RTI and Lillian E. Salerno d/b/a MediTrade International, Ms. Salerno, a Director, was advanced $37,500 in September 2000 for setting up operations in Europe. As of the date of this Proxy Statement we have recouped all $37,500 of the advance.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT
          ------------------------------------------------------------

     Section 16 of the Exchange Act requires our Directors, executive officers, and persons who own more than 10 percent of a registered class of our equity securities to file with the Commission initial reports of beneficial ownership (Form 3) and reports of changes in beneficial ownership (Forms 4 and 5) of our common stock and our other equity securities. Officers, Directors, and greater than 10 percent shareholders are required by the Commission's regulations to furnish us with copies of all Section 16(a) reports they file.

     To our knowledge, all Directors, Officers, and holders of more than 10 percent of our common stock filed all reports required by Section 16(a) of the Exchange Act as of the date of this Proxy Statement, summarized as follows:

====================================================================================================================
              NAME OF
          REPORTING PERSON                          FORM FILED                              DATE FILED
--------------------------------------------------------------------------------------------------------------------
           Thomas J. Shaw                             Form 3                             August 22, 2000
--------------------------------------------------------------------------------------------------------------------
           Steven R. Wisner                           Form 3                             August 22, 2000
--------------------------------------------------------------------------------------------------------------------
           Douglas W. Cowan                           Form 3                             August 22, 2000
--------------------------------------------------------------------------------------------------------------------
           Michele M. Larios                          Form 3                             August 22, 2000
--------------------------------------------------------------------------------------------------------------------
           Lillian E. Salerno                         Form 3                             August 22, 2000
--------------------------------------------------------------------------------------------------------------------
            Jimmie Shiu, M.D.                         Form 3                             August 22, 2000
--------------------------------------------------------------------------------------------------------------------
            Clarence Zierhut                          Form 3                             August 22, 2000
--------------------------------------------------------------------------------------------------------------------
              Marwan Saker                            Form 3                             August 22, 2000
--------------------------------------------------------------------------------------------------------------------
            Edith A. Zagona                           Form 3                             August 22, 2000
--------------------------------------------------------------------------------------------------------------------
          Russell B. Kuhlman                          Form 3                             August 22, 2000
====================================================================================================================

                         BOARD OF DIRECTORS; COMMITTEES
                         ------------------------------

     The Board of Directors has the responsibility for establishing corporate policies and for the overall performance of RTI, although it is not involved in day-to-day operations. The Board of Directors meets regularly throughout the year to review significant developments affecting the Company and to act upon matters requiring its approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. During the last fiscal year, the Board of Directors met seven times. None of the incumbent Directors attended fewer than 75 percent of the aggregate meetings of the Board of Directors or Committees served thereon. The Board of Directors has established standing Executive, Audit, and Compensation and Benefits Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. A description of the committees and their functions, their current members, and the number of meetings held by them during the last fiscal year are described below.

     The Executive Committee established on August 14, 2000, consists of Thomas
J. Shaw, Steven R. Wisner, and Dr. Jimmie Shiu. The Executive Committee possesses and may exercise all the powers and authority of the Board of Directors in the control and management of the business and affairs of RTI during intervals between regular meetings of the Board of Directors. These powers are limited as follows: the committee cannot fill any of its vacancies and the committee does not have the power to declare dividends, amend Bylaws, elect or remove any Officer or Director, submit to shareholders actions that require approval of shareholders, amend any resolution of the Board of Directors, act on matters assigned to other committees, create or fill any vacancies on the Board of Directors, authorize distributions, or issue shares. The Executive Committee did not meet during the last fiscal year.

     The Audit Committee consists of Clarence Zierhut, Marwan Saker, and Dr. Jimmie Shiu. The Audit Committee assists the Board of Directors in monitoring the integrity of the financial statements, our compliance with securities regulations, and the independence and performance of our auditors. The Audit Committee's first meeting was held on February 12, 2001, and did not meet during the last fiscal year. The Company has adopted an Audit Committee charter, a copy of which is attached as an appendix to the Company's proxy statement. All members of the Audit Committee are independent as defined by Section 121(A) of the AMEX's listing standards. The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountants' independence. Based on the reviews and discussions with the Company's independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report or Form 10-KSB for the year ended December 31, 2000 for filing with the Commission. Audit fees billed by PricewaterhouseCoopers LLP were $153,963 for the year ended 2001. All other fees for other services relating to taxes, a private placement, and SEC filings were $72,567.

     Currently, the Compensation and Benefits Committee consists of Thomas
J. Shaw, Lillian E. Salerno, and Douglas W. Cowan. The Compensation and Benefits Committee recommends to the Board of Directors the compensation of Officers and significant employees and the granting of stock options. The Compensation and Benefits Committee met one time during the last fiscal year.

                             EXECUTIVE COMPENSATION
                             ----------------------

     The following summary compensation table sets forth the total annual compensation paid or accrued by us to or for the account of the Chief Executive Officer and each other executive officer whose total cash compensation exceeded $100,000 for any of the past three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                   Annual Compensation                                              Long-Term Compensation
                             -------------------------------                                   -------------------------------------
                                                                                 Awards                                   Payout(s)
                                                                               ----------                               ------------
                                                                                                Securities
                                                              Other Annual      Restricted      Underlying     LTIP     All other
    Name and Principal                                          Compen-       Stock Award(s)     Options/    Payouts     Compen-
         Position            Year  Salary ($)     Bonus ($)     sation($)          ($)           SARs (#)      ($)      sation ($)
         --------            ----  ----------     ---------     ---------          ---           --------      ---      ----------
Thomas J. Shaw,              1998    125,000        0             0                 0              0            0           0
President and CEO            1999    162,019        0
                             2000    198,084        0

Lillian E. Salerno,          1998     90,000        0             0                 0              0            0           0
Former Executive             1999    143,461        0
Vice President               2000     60,946        0
Sales & Marketing

Edward S. Aarons,            1998       0           0             0                 0              0            0           0
Former Director              1999    108,598        0                                            25,000
of Sales                     2000       0           0                                              0

Douglas W. Cowan,            1998       0           0             0                 0              0            0           0
Chief Financial              1999     78,768        0                                            25,000
Officer and Treasurer        2000    130,818        0                                            25,000

Russell B. Kuhlman,          1998     85,577        0             0                 0             7,500         0           0
Vice President, New          1999     94,327      1,000                                          15,600
Markets                      2000    102,411      3,000                                          10,000

Steven R. Wisner,            1998       0           0             0                 0              0            0           0
Executive Vice President     1999     20,944        0                                           150,000
Engineering and Production   2000    137,023        0                                            15,000

     In 1998, Mr. Shaw should have received a raise under the terms of his Employment Agreement. However, the 1998 portion of his raise in the amount of $12,019 was paid in 1999. Officers, Directors, and significant employees hold options exercisable for the purchase of 54,000; 99,000; 243,350; 157,950; and 147,500 shares of common stock in the years 1999, 2000, 2001, 2002, and 2003, respectively. To date, no options or long-term incentive plan awards have been issued to Mr. Shaw or Ms. Salerno, the controlling common stockholders. Former directors were granted options in 2000 as follows: Allen Cheesman, 38,100; John
H. Wilson, III, 5,000; F. John Deuschle, III, 5,000; Bob Stathopulos, 5,000; and Joe Reeder, 25,000. Options granted to Messrs. Wilson and Deuschle terminated as a result of their departure from the Board of Directors. The Board of Directors subsequently issued options for the purchase of 5,000 shares of common stock of RTI to each. Mr. Stathopulos' options terminated as a result of his no longer providing services to RTI.

                     Option/SAR Grants in Last Fiscal Year
                              (Individual Grants)

--------------------------------------------------------------------------------------------------------------
                                Number of
                                Securities
                                Underlying             Percent of Total            Exercise or
                               Options/SARs          Options/SARs Granted          base price      Expiration
        Name                   Granted (#)        to Employees in Fiscal Year        ($/Sh)           Date
--------------------------------------------------------------------------------------------------------------
Douglas W. Cowan                  25,000                    5.43%                     10              2010

Russell B. Kuhlman                10,000                    2.17%                     10              2010

Steven R. Wisner                  15,000                    3.26%                     10              2010

Officers, Directors, and significant employees hold stock options for the purchase of common stock exercisable beginning in the year indicated below and for three subsequent years:

1999 Plan Nonqualified Stock Options             1999           2000           2001           2002          2003
("NQSOs")
Steven R. Wisner                                                             65,000         65,000         5,000
Lawrence G. Salerno                                                           5,150                        2,000
James A. Hoover                                                               3,150
Kathryn M. Duesman                                                            5,300                        5,000
Douglas W. Cowan                                                              2,500          2,500        15,000
Jimmie Shiu, M.D.                                                            25,000
Clarence Zierhut                                                             10,000
Edith Zagona                                                                  5,000
Michele M. Larios                                                             7,700                       15,000
Marwan Saker                                                                  5,000         30,500        30,500
Phillip L. Zweig                                              20,000         10,000
                                       ------------------------------------------------------------------------------
                                                    0         20,000        143,800         98,000        72,500
                                       ==============================================================================


1999 Plan Incentive Stock Options                1999           2000           2001           2002          2003
 ("ISOs")
Steven R. Wisner                                                             10,000         10,000        10,000
Lawrence G. Salerno                                                           2,500          7,650        10,000
James A. Hoover                                                               2,500          5,650         8,000
Russell B. Kuhlman                                                            7,800          7,800        10,000
Kathryn M. Duesman                                                            2,500          7,800        10,000
Douglas W. Cowan                                                             10,000         10,000        10,000
Michele M. Larios                                                                            7,700        10,000
Judy Ni Zhu                                                                   3,350          3,350         7,000
                                       ------------------------------------------------------------------------------
                                                    0              0         38,650         59,950        75,000
                                       ==============================================================================


1996 Plan NQSOs                                  1999           2000           2001           2002          2003
Steven R. Wisner                                2,500
Lawrence G. Salerno                             5,000         15,000
James A. Hoover                                 5,000         14,000
Russell B. Kuhlman                              7,500         10,000
Kathryn M. Duesman                              1,500         10,000
Jimmie Shiu, M.D.                              15,000         15,000         15,000
Clarence Zierhut                               10,000          5,000          1,000
Judy Ni Zhu                                     7,500         10,000
                                       ------------------------------------------------------------------------------
                                               54,000         79,000         16,000              0             0
                                       ==============================================================================


1996 Plan ISOs                                   1999           2000           2001           2002          2003
Lawrence G. Salerno                                                           7,500
James A. Hoover                                                               7,500
Russell B. Kuhlman                                                            7,500
Kathryn M. Duesman                                                            7,500
Michele M. Larios                                                            10,000
Judy Ni Zhu                                                                   5,000
                                       ------------------------------------------------------------------------------
                                                    0              0         45,000              0             0
                                       ==============================================================================

COMPENSATION OF DIRECTORS

     We pay each non-employee director a meeting fee of $250 for each Board meeting attended and have granted to each director (except Mr. Shaw and Ms. Salerno) stock options for common stock each year. We do not pay any additional amounts for committee participation or special assignment.

EMPLOYMENT AGREEMENTS

     There are no other employment agreements in place involving other officers or directors, except as set forth below:

Thomas J. Shaw
--------------

     We have a written employment agreement with Thomas J. Shaw, our President and Chief Executive Officer, for an initial period of three (3) years ending September 2002 with an automatic and continuous renewal for consecutive two-year periods. The agreement is terminable either by us or Thomas J. Shaw upon thirty
(30) days' written notice. The agreement provides for an annual salary of at least $150,000 with an annual salary increase equal to no less than the percentage increase in the Consumer Price Index during the previous calendar year. Thomas J. Shaw's salary shall be reviewed by the Board of Directors each January, which shall make such increases as it considers appropriate. Thomas J. Shaw is also entitled to participate in all executive bonuses as the Board of Directors, in its sole discretion, shall determine.

     Under the Employment Agreement, we will also provide certain fringe benefits, including, but not limited to, participation in pension plans, profit-sharing plans, employee stock ownership plans, stock appreciation rights, hospitalization and health insurance, disability and life insurance, paid vacation, and sick leave. We also reimburse him for any reasonable and necessary business expenses, including travel and entertainment expenses, necessary to carry on his duties. Pursuant to the employment agreement, we have agreed to indemnify Thomas J. Shaw for all legal expenses and liabilities incurred with any proceeding involving him by reason of his being an officer or agent. We have further agreed to pay reasonable attorney fees and expenses in the event that, in Thomas J. Shaw's sole judgment, he needs to retain counsel or otherwise expend his personal funds for his defense.

     Thomas J. Shaw has agreed to a one-year non-compete, not to hire or attempt to hire employees for one year, and to not make known our customers or accounts or to call on or solicit our accounts or customers in the event of termination of his employment for one (1) year unless the termination is without cause or pursuant to a change of control of RTI. Furthermore, Mr. Shaw has the right to resign in the event that there is a change in control which is defined as a change in the majority of directors within any twelve (12) month period without two-thirds (2/3) approval of the shares outstanding and entitled to vote, or a merger where less than 50 percent of the outstanding stock survives and a majority of the Board of Directors remains, or the sale of substantially all of our assets, or any other person acquires more than 50 percent of the voting capital. Mr. Shaw retained the right to participate in other businesses as long as they do not compete with us and so long as he devotes the necessary working time to the company.

INDEPENDENT CONSULTING AGREEMENT

Lillian E. Salerno, d/b/a MediTrade International
-------------------------------------------------

     We entered into a consulting agreement with Lillian E. Salerno, d/b/a MediTrade International on June 1, 2000. The contract was amended on August 23, 2000, and expired on May 31, 2001. Ms. Salerno has orally agreed on a month-to-month basis to establish contacts with major European entities to develop marketing and distribution channels as well as licensing agreements. Ms. Salerno will be paid $16,667 per month and reimbursed for business expenses incurred on behalf of RTI, not to exceed $5,000 per month without prior approval for the term of the contract.

                                 PROPOSAL NO. 2
                                 --------------

           RATIFICATION OF RE-APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Company's Board of Directors has re-appointed PricewaterhouseCoopers LLP as our independent accountants for the current year ending December 31, 2001. A proposal will be presented at the meeting to ratify the re-appointment of PricewaterhouseCoopers LLP as our independent accountants for the year ending 2002. If the stockholders fail to ratify such selection by the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting, other independent accountants will be considered by our Board upon the recommendation of the Audit Committee. A representative of PricewaterhouseCoopers LLP, the Company's independent accountant for the last fiscal year, will attend the Annual Meeting and will have the opportunity to make a statement if he or she so desires. This representative will be available to respond to appropriate shareholder questions at that time.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING 2002.


    PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING
    ------------------------------------------------------------------------

     Any common stockholder of record of the Company, who desires to submit a proper proposal for inclusion in the Proxy materials relating to the next annual meeting of shareholders, must do so in writing and it must be received at the Company's principal executive offices located at 511 Lobo Lane, Little Elm, Texas 75068, by April 19, 2002. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. The proponent must be a record or beneficial owner entitled to vote at the next annual meeting on his or her proposal and must continue to own such security entitling him or her to vote through the date on which the meeting is held. The deadline for submitting shareholder proposals that the Company can include in its proxy statement and form of proxy in its discretion is no earlier than May 24, 2002, and no later than July 23, 2002. Proposals received before or after these dates will be considered untimely and will not be addressed at the next annual meeting.


                          ANNUAL REPORT ON FORM 10-KSB
                          ----------------------------

     RTI's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, has been previously distributed to all record holders. The Annual Report on Form 10-KSB is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material. RTI will provide, without charge, to each person solicited, on the written request of any such person, a copy of our annual report on Form 10-KSB, including the financial statements and the financial statement schedules, required to be filed with the SEC pursuant to Rule 13a-1 under the Securities Act of 1933, as amended, for the most recent fiscal year. Such requests shall be submitted to Douglas W. Cowan, Chief Financial Officer of RTI, at 511 Lobo Lane, Little Elm, Texas 75068-0009.


                                 OTHER BUSINESS
                                 --------------

     Management of RTI is not aware of any other matters that are to be presented at the Annual Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Annual Meeting, the individuals named in the accompanying proxy card shall vote on such matters in accordance with their best judgment.

                            AUDIT COMMITTEE CHARTER

                                      OF

                        RETRACTABLE TECHNOLOGIES, INC.


     The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with securities regulations and (3) the independence and performance of the Corporation's auditors. The members of the Audit Committee shall be comprised of a minimum of three directors. The Committee shall meet a minimum of four times per year, report to the Board, and shall:

     1. Review the annual audited statements with management, including major issues regarding accounting and auditing principles and practices and the adequacy of internal controls that could specifically affect the Corporation's financial statements. Review an analysis prepared by management and the external auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

     2. Discuss with the external auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit and certain information related to the auditor's judgments about the quality, not just the acceptability, of the Corporation's accounting principles.

     3. Review with the auditors any problems or difficulties they may have encountered and any management letter provided by them including the Corporation's response to that letter.

     4. Review with management the Corporation's quarterly earnings release prior to its being made public.

     5. Review major changes to the Corporation's auditing and accounting principles and practices suggested by auditors or management.

     6. Review with management an analysis of the Corporation's major financial risk exposures and the measures management has taken to monitor and control such exposures.

     7. Review with the Corporation's corporate counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     8. Obtain reports from management that the Corporation is in conformity with applicable legal requirements and the Corporation's Amended and Restated Bylaws and advise the Board with respect to the Corporation's policies and procedures regarding compliance therewith.

     9. Recommend to the Board the appointment of the external auditor, which firm is ultimately accountable to the Audit Committee and the Board. Evaluate the performance of the external auditor and, if so determined by the Audit Committee, recommend that the Board replace the external auditor.

     10. Receive periodic reports, including fees paid for non-audit services, from the external auditor regarding their independence. Discuss such reports with the auditor and, if so determined by the Audit Committee, recommend that the Board take appropriate action to ensure the independence of the auditor.

     11. Meet with the senior internal auditing executive, if any, and/or the Chief Financial Officer and the external auditor in separate executive sessions.

     12. Review and assess the adequacy of this charter annually and recommend proposed changes to the Board for approval.

     13. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

     While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the external auditor.

     The above constitutes the complete Audit Committee Charter of Retractable Technologies, Inc. effective as of August 14, 2000.


                                             /s/ Thomas J. Shaw
                                             ---------------------------------
                                             THOMAS J. SHAW
                                             Chairman of the Board


ATTEST:

/s/ Michele Larios
--------------------------------------
MICHELE LARIOS, Secretary

                            PROXY FOR COMMON STOCK

                        RETRACTABLE TECHNOLOGIES, INC.
                                 511 Lobo Lane
                         Little Elm, Texas 75068-0009

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the "Company" or "RTI") to be held on September 21, 2001, at 10:00 a.m., central standard time, at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068 (the "Annual Meeting"), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned as of the close of business on August 16, 2001, at the Annual Meeting of shareholders or any adjournment or postponement thereof.

     At the Annual Meeting, the following two matters proposed by the Company's Board of Directors will be voted on by the holders of common stock:

     1.   The election of Russell B. Kuhlman as a Class 1 Director; and

     2. The ratification of the re-appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year 2002.

The matters to be voted on are not related to or conditioned on the approval of other matters.

                            PLEASE MARK YOUR VOTES

1.   PROPOSAL TO ELECT THE BOARD'S NOMINEE FOR CLASS 1 DIRECTOR.

     The Nominee is:  Russell B. Kuhlman.

           For       Withhold
           [ ]          [ ]

2. PROPOSAL TO RATIFY THE RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS

           For       Against       Abstain
           [ ]         [ ]           [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     It is understood that, when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED "FOR" THE NAMED PROPOSALS.

The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all that said Proxy and his substitutes may do by virtue hereof.

PROXY FOR COMMON STOCK
PAGE 2 OF 2

Please sign exactly as name(s) appear(s) below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated: ______________, 2001


_______________________________________
Signature

_______________________________________
Signature if held jointly


          PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

 [ ] PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

            PROXY FOR SERIES II CLASS B CONVERTIBLE PREFERRED STOCK

                        RETRACTABLE TECHNOLOGIES, INC.
                                 511 Lobo Lane
                         Little Elm, Texas 75068-0009

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Retractable Technologies, Inc. (the "Company" or "RTI") to be held on September 21, 2001, at 10:00 a.m., central standard time, at the Community Center of Little Elm, 107 Hardwicke Lane, Little Elm, Texas 75068 (the "Annual Meeting"), and the Proxy Statement in connection therewith, and appoints Thomas J. Shaw and Steven R. Wisner, and each of them, individually, as the lawful agents and proxies of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Series II Class B convertible preferred stock of the Company held of record by the undersigned as of the close of business on August 16, 2001, at the Annual Meeting of Shareholders or any adjournment or postponement thereof.

     At the Annual Meeting, the following matter proposed by the Company's Board of Directors will be voted on by the holders of the Series II Class B convertible preferred stock:

     The election of three (3) Series II Directors out of the nominees submitted by holders of the Series II Class B convertible preferred stock.

The matter to be voted on is not related to or conditioned on the approval of other matters.

                             PLEASE MARK YOUR VOTE

1. ELECTION OF TIMOTHY GREENE, JIMMIE SHIU, AND EDITH ZAGONA AS SERIES II DIRECTORS

     The nominees are: Kenneth Biermacher, Timothy Greene, G. Michael Gruber, Jimmie Shiu, and Edith Zagona.

      For       Withhold
      [ ]         [ ]


     ---------------------------------------------------------------------------
     (Instructions: To withhold authority to vote for any nominee[s], strike
     through two (2) of   such nominee[s] listed on the line above)

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

     It is understood that when properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED "FOR" TIMOTHY GREENE, JIMMIE SHIU, AND EDITH ZAGONA.

     The undersigned hereby revokes all previous proxies related to the shares covered hereby and confirms all that said Proxy and his substitutes may do by virtue hereof.

PROXY FOR SERIES II CLASS B CONVERTIBLE PREFERRED STOCK
PAGE 2 OF 2

     Please sign exactly as name(s) appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: ______________, 2001


_______________________________________
Signature

_______________________________________
Signature if held jointly

          PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

 [ ] PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.